UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/S

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES


Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31,

Date of reporting period:  JANUARY 31, 2011


ITEM 1.  SEMIANNUAL REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - SEMIANNUAL REPORT FOR PERIOD ENDED JANUARY 31, 2011




[LOGO OF USAA]
   USAA(R)

                                          [GRAPHIC OF USAA GROWTH & INCOME FUND]

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       SEMIANNUAL REPORT
       USAA GROWTH & INCOME FUND
       FUND SHARES o ADVISER SHARES
       JANUARY 31, 2011

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

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FUND OBJECTIVE

CAPITAL GROWTH AND, SECONDARILY, CURRENT INCOME.

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TYPES OF INVESTMENTS

Invests primarily in equity securities that show the best potential for total return through a combination of capital appreciation and income.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                          10

FINANCIAL INFORMATION

    Portfolio of Investments                                                 15

    Notes to Portfolio of Investments                                        28

    Financial Statements                                                     30

    Notes to Financial Statements                                            33

EXPENSE EXAMPLE                                                              50

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"ALTHOUGH I AGREE THAT STATE AND LOCAL
GOVERNMENTS ARE UNDER FINANCIAL STRESS,            [PHOTO OF DANIEL S. McNAMARA]
I DO NOT BELIEVE WE WILL SEE MASSIVE
MUNICIPAL BOND DEFAULTS."

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FEBRUARY 2011

We witnessed a significant shift in market sentiment during the six-month reporting period. At the beginning of August, many observers were worried about the strength and sustainability of the economic recovery. Some even feared a double-dip recession as the effects of the federal government's fiscal stimulus faded. At the same time, it was widely expected that the Federal Reserve (the
Fed) would compound economic problems by reversing its earlier monetary accommodations (the Fed's balance sheet had expanded as a result of its quantitative easing programs).

To ease these fears, Fed chairman Ben Bernanke strongly hinted in a late August speech that a new round of quantitative easing, known as "QE2", was on the way. As investors speculated about the size and scope of QE2, higher-risk assets, such as stocks, corporate bonds and high-yield securities, generally rallied and fears of recession faded. The rally continued through the mid-term elections. The result--a divided Congress--seemed to herald a period of greater bipartisanship and was followed by a productive lame duck session culminating in the extension of the Bush-era tax cuts.

After the November election, the Fed announced the details for QE2: the purchase of up to $600 billion in long-term U.S. Treasuries. Surprisingly, U.S. Treasury prices fell (and yields climbed) as investors continued to reallocate their portfolios into higher-risk assets. Generally speaking, the more risk investors took, the better their returns. Many U.S. stocks, for instance, posted double-digit gains.

Investors' preference for higher-risk securities was also supported by better-than-expected corporate earnings. Market volatility declined as optimism grew about the economic outlook. In spite of high unemployment and modest consumer spending, the U.S. economy expanded at an annualized rate of 3.2% during the fourth quarter, up from 2.6% in the third quarter.

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2  | USAA GROWTH & INCOME FUND

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Although I was pleased with the performance of USAA's family of no-load mutual funds during the six months, the financial markets face long-term economic headwinds as consumers continue rebuilding their balance sheets despite weak employment growth and the fragile housing market. In addition, the European Union's (EU) fiscal challenges are far from over. The EU has yet to find a sustainable balance between the painful effects of austerity on its weaker economies and the damaging effects of emerging inflationary pressures on its stronger economies.

Meanwhile, in the U.S., there have been several negative media reports about tax-exempt municipal credit quality, which in my view contributed to a decline in the tax-exempt bond market overall. Although I agree that state and local governments are under financial stress, I do not believe we will see massive municipal bond defaults. Many governments are making the tough choices necessary to address their budget problems. In some cases, this may require austerity measures (higher taxes and reduced services). Even so, I believe that issuers of investment-grade municipals have the ability to continue making payments on their debt. In addition, municipal finances generally improve (with a lag) after the economy recovers. Nevertheless, USAA's municipal bond team will remain vigilant for potential credit problems.

In this environment, I urge you to make all your investment decisions based on your time horizon, risk tolerance and financial goals. If you would like to refine your investment strategy, please call one of our USAA service representatives. They would be happy to review your plan and help you rebalance your portfolio, if necessary.

On behalf of everyone here at USAA Investment Management Company, thank you for allowing us to help you manage your investments. We appreciate your continued confidence in us.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3
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MANAGERS' COMMENTARY ON THE FUND

Loomis, Sayles & Company, L.P.                Wellington Management Company, LLP

    AZIZ V. HAMZAOGULLARI, CFA                       MATTHEW E. MEGARGEL, CFA
                                                     FRANCIS J. BOGGAN, CFA
Barrow, Hanley, Mewhinney & Strauss, LLC             JEFF L. KRIPKE

    MARK GIAMBRONE, CPA
    JAMES P. BARROW                           UBS Global Asset Management
    RAY NIXON, Jr.                            (Americas) Inc.
    ROBERT J. CHAMBERS, CFA
    TIMOTHY J. CULLER, CFA                           JOHN C. LEONARD, CFA
                                                     THOMAS M. COLE, CFA
                                                     THOMAS J. DIGENAN, CFA, CPA

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o   HOW DID THE USAA GROWTH & INCOME FUND (THE FUND SHARES) PERFORM?

    For the six-month period ended January 31, 2011, the Fund Shares had a total return of 17.98%. This compares to returns of 18.92% for the Russell 3000 Index (the Index) and 18.92% for the Lipper Multi-Cap Core Funds Index.

    The Fund has four subadvisers. Wellington Management Company, LLP (Wellington Management) manages in a core style against the Index. UBS Global Asset Management (Americas) Inc. (UBS) uses a core U.S. large-cap equity strategy, also managing against the Index. Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS) is a value-oriented manager, managing against the Russell 3000 Value Index. Loomis, Sayles & Company L.P. (Loomis Sayles) is a growth-oriented manager, managing against the Russell 3000 Growth Index.

    Refer to page 11 for benchmark definitions.

    Past performance is no guarantee of future results.

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4  | USAA GROWTH & INCOME FUND
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o   HOW DID THE WELLINGTON MANAGEMENT PORTION PERFORM?

    For the six-month period, the Wellington Management Portfolio outperformed the Russell 3000 Index, as strong stock selection in industrials, financials, and materials offset weaker performance in energy, consumer staples, and consumer discretionary. Sector allocation decisions also contributed to relative outperformance.

    On an individual stock level, the Fund's top contributors to performance relative to the Index included Ameriprise Financial, Inc., a provider of financial planning and asset management services; WESCO International, Inc., a U.S.-based distributor of electrical and industrial equipment; and CBS Corp. "B", a media provider. Detractors from comparative performance included Assured Guaranty Ltd., a credit protection company providing bond insurance, mortgage insurance, and other financial guaranty products; and Cisco Systems, Inc., a leading supplier of networking equipment, software, and services for corporate data networks and the Internet.

o   HOW IS WELLINGTON MANAGEMENT POSITIONED?

    At a sector level, we have increased our exposure to financials. We believe that credit problems are becoming manageable relative to provisions on bank balance sheets, and that for select companies, overall reserve and regulatory capital levels appear healthy. In addition, we expect select companies to reinstate dividends in the first half of 2011, which should attract incremental investors. We also continue to be overweight both in information technology and industrials. Within information technology, we believe the stocks of a number of network equipment and data services providers are well positioned for growth in 2011. We continue to be underweight consumer staples, utilities, and health care. In the consumer staples sector, we see valuations as average but growth rates as lackluster. In developed markets, pricing flexibility is limited and costs are rising. In emerging markets, we are

    You will find a complete list of securities that the Fund owns on pages
    15-27.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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    monitoring growth and market share dynamics relative to local brands, which may be providing more competition in these markets than many investors anticipate.

o   HOW DID THE UBS PORTION PERFORM?

    We underperformed the Index during the review period, with stock selection the most important driver. Sector allocation added modestly to results. From a stock selection perspective, holdings in the utilities and consumer staples sectors represented the largest detractors from relative performance. In terms of sector allocation, the largest contributors were underweights to financials and consumer staples, while an overweight to health care and an underweight to materials detracted modestly.

    During the period, our position in Avon Products, Inc., detracted from performance, as company shares declined following a disappointing earnings report at the end of October. Increased spending on advertising and weakness in the skin care and cosmetics categories were all cited as causes for the disappointing earnings release. In addition, holdings in Bank of America Corp. detracted from results. We sold out of this position in October given the difficulty of quantifying the bank's earnings in the near term. Aiding performance was our overweight position in Fortune Brands, Inc. Rumors of a breakup plan for the company that were later confirmed and well-received by investors pushed the company's shares higher in November.

o   WHAT IS UBS' OUTLOOK?

    We believe that the economic recovery is underway, particularly in light of recent positive data, and we see no evidence of a double-dip recession. In fact, there have been signs of improvement, including a strong reading from the leading indicators barometer, a modest reduction in jobless claims, and an increase in the loan portfolios of

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6  | USAA GROWTH & INCOME FUND

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    the largest U.S. lenders. On the whole, we are optimistic regarding equity returns in the coming months, as productivity is holding at a high level, corporate profit margins are strong, and companies' balance sheets have ample cash balances. As a result, we believe that earnings reports will be supportive of valuations.

    We think that fundamental economic data continues to support our view that the expansion is in place. Capital spending, inventories, and total costs have been tightly controlled, boosting profits faster than revenue growth. We therefore look for strong corporate earnings going forward.

o   HOW DID THE VALUE-ORIENTED BHMS PORTION PERFORM?

    In keeping with Barrow Hanley's bottom-up approach to investing, the Fund's relative performance was helped most by strong stock selection, particularly within the health care, consumer discretionary, and consumer staples sectors. In terms of sector weightings, a lower-than-benchmark exposure to financials was the leading contributor.

    Within consumer discretionary, home improvement retailer Stanley Black & Decker, Inc., was the Fund's top contributor to performance, while cruise operators Royal Caribbean Cruises Ltd. and Carnival Corp. were also standout performers. Stanley Black & Decker, Inc., formed by the merger of Stanley Works and Black & Decker in early 2010, performed well as cost savings from the merger continue to materialize. Royal Caribbean Cruises Ltd. and Carnival Corp. outperformed during the period as concern over increasing European cruise line capacity eased and leisure travel trends showed improvement. By far the biggest constraint on the portfolio's comparative return came from relatively low exposure to energy, the top-performing sector over the period. We have recently been adding to our position there, as we believe that higher oil prices are supporting the profit outlook for the sector.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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o   WHAT IS BHMS' OUTLOOK?

    After two years of above-average equity returns, investor sentiment has become more bullish. That said, within domestic equities, many large-and mid-capitalization companies remain out of favor. As value investors, this makes us more constructive going forward. We think that the earnings outlook for the overall market is cloudy, but consistent positive earnings surprises over the past year left many market watchers projecting another strong period of earnings growth in 2011. While we believe that the pace of the earnings rebound for the overall market is in question, we continue to invest in companies with solid prospects. As with energy, we are looking to gradually build our position in the financials sector, as we believe that the credit landscape is continuing to improve, and that valuations are relatively attractive following recent severe underperformance. By contrast, we may look to trim the Fund's overweight position in consumer discretionary issues following that sector's recent run-up.

o   HOW DID THE GROWTH-ORIENTED LOOMIS SAYLES PORTION PERFORM?

    We underperformed the Russell 3000 Growth benchmark during the period. Our objective is to invest in high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. The primary driver of our underperformance came from sector allocation, as we were underweight in the energy sector and overweight in the financials sector.

    On an individual stock level, top positive contributors to performance included Amazon.com, Inc. in consumer discretionary; Oracle Corp., FactSet Research Systems, Inc., and QUALCOMM, Inc., in information technology; and Schlumberger Ltd. in the energy sector. The largest

    The unmanaged Russell 3000(R) Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.

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8  | USAA GROWTH & INCOME FUND

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    individual detractors from performance included Visa, Inc. "A" and Cisco
    Systems, Inc., in information technology; Danone S.A. ADR and Clorox Co. in consumer staples; and American Express Co. in financials. We have added to our positions in Visa, Inc. "A" and Cisco Systems, Inc. as we took advantage of price weakness. We believe that both companies have strong and durable competitive advantages with secular growth drivers and have low embedded expectations, creating a long-term investment opportunity.

o   HOW IS LOOMIS SAYLES POSITIONED?

    Our investment process is characterized by bottom-up fundamental research and a long-term time horizon. The nature of our process leads us to lower portfolio turnover, where sector positioning is derived from our fundamental research. As of January 31, 2011, our analysis positioned us to be overweight in the technology, health care, and financials sectors, with underweight positions in the energy, materials, and industrials sectors. We avoid making investment decisions based on macroeconomic factors, and remain committed to our long-term investment approach, with a focus on bottom-up company fundamentals.

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                                           MANAGERS' COMMENTARY ON THE FUND |  9

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INVESTMENT OVERVIEW

USAA GROWTH & INCOME FUND SHARES (Symbol: USGRX)


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                                             1/31/11               7/31/10
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Net Assets                               $1,169.2 Million      $1,031.2 Million
Net Asset Value Per Share                    $15.35                $13.06


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 1/31/11
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  7/31/10 to 1/31/11*            1 Year              5 Years          10 Years

       17.98%                    23.21%               1.23%            1.94%


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                                 EXPENSE RATIO**
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                                      1.04%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

*Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

**THE EXPENSE RATIO REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES, BEFORE REDUCTIONS OF ANY EXPENSES PAID INDIRECTLY AND INCLUDING ANY ACQUIRED FUND FEES AND EXPENSES, AS REPORTED IN FUND SHARES' PROSPECTUS DATED DECEMBER 1, 2010, AND IS CALCULATED AS A PERCENTAGE OF NET ASSETS. THIS EXPENSE RATIO MAY DIFFER FROM THE EXPENSE RATIO DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDES ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA GROWTH & INCOME FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER MULTI-CAP        RUSSELL 3000       USAA GROWTH & INCOME
                 CORE FUNDS INDEX            INDEX               FUND SHARES
 1/31/2001          $10,000.00             $10,000.00            $10,000.00
 2/28/2001            9,099.79               9,086.32              9,547.00
 3/31/2001            8,560.05               8,494.02              9,141.90
 4/30/2001            9,253.50               9,175.20              9,805.70
 5/31/2001            9,331.47               9,248.89              9,834.99
 6/30/2001            9,170.89               9,078.35              9,578.95
 7/31/2001            8,986.50               8,928.73              9,627.84
 8/31/2001            8,477.35               8,401.61              9,045.97
 9/30/2001            7,608.35               7,660.38              8,315.59
10/31/2001            7,814.93               7,838.61              8,413.60
11/30/2001            8,428.64               8,442.36              9,050.62
12/31/2001            8,626.14               8,561.36              9,158.61
 1/31/2002            8,435.38               8,454.00              9,011.63
 2/28/2002            8,283.02               8,281.12              8,910.26
 3/31/2002            8,618.25               8,644.21              9,174.42
 4/30/2002            8,251.93               8,190.70              8,717.73
 5/31/2002            8,184.34               8,095.80              8,646.69
 6/30/2002            7,543.15               7,513.03              8,022.72
 7/31/2002            6,948.26               6,915.72              7,438.42
 8/31/2002            6,992.22               6,948.39              7,463.82
 9/30/2002            6,349.20               6,218.32              6,716.72
10/31/2002            6,751.21               6,713.46              7,174.33
11/30/2002            7,162.33               7,119.70              7,687.88
12/31/2002            6,750.79               6,717.19              7,210.33
 1/31/2003            6,636.79               6,552.83              6,996.73
 2/28/2003            6,522.21               6,445.02              6,876.91
 3/31/2003            6,543.31               6,512.79              6,915.29
 4/30/2003            7,052.19               7,044.62              7,426.38
 5/31/2003            7,529.09               7,469.86              7,880.09
 6/30/2003            7,641.50               7,570.66              8,030.76
 7/31/2003            7,789.15               7,744.33              8,223.83
 8/31/2003            8,028.66               7,915.95              8,401.25
 9/30/2003            7,921.87               7,830.01              8,279.69
10/31/2003            8,393.66               8,303.88              8,822.96
11/30/2003            8,524.71               8,418.25              8,953.56
12/31/2003            8,864.59               8,803.30              9,317.28
 1/31/2004            9,072.86               8,986.95              9,448.00
 2/29/2004            9,213.78               9,108.02              9,594.40
 3/31/2004            9,109.19               8,999.90              9,457.43
 4/30/2004            8,917.41               8,813.82              9,290.04
 5/31/2004            9,024.21               8,941.91              9,405.12
 6/30/2004            9,223.97               9,119.63              9,675.06
 7/31/2004            8,845.77               8,774.77              9,272.15
 8/31/2004            8,839.26               8,810.90              9,225.06
 9/30/2004            9,028.28               8,946.34              9,384.19
10/31/2004            9,164.49               9,093.28              9,462.74
11/30/2004            9,624.52               9,515.99              9,939.28
12/31/2004            9,962.94               9,855.06             10,308.09
 1/31/2005            9,736.28               9,592.58             10,084.37
 2/28/2005            9,933.13               9,803.74             10,268.94
 3/31/2005            9,776.96               9,637.92             10,104.63
 4/30/2005            9,510.82               9,428.52              9,891.91
 5/31/2005            9,900.26               9,785.78             10,255.78
 6/30/2005           10,009.27               9,854.14             10,304.97
 7/31/2005           10,433.55              10,258.41             10,736.44
 8/31/2005           10,386.05              10,160.62             10,725.23
 9/30/2005           10,479.34              10,249.51             10,795.94
10/31/2005           10,262.67              10,057.55             10,537.96
11/30/2005           10,657.65              10,448.79             10,992.23
12/31/2005           10,782.04              10,458.17             11,018.70
 1/31/2006           11,182.50              10,807.58             11,400.72
 2/28/2006           11,138.05              10,826.80             11,323.12
 3/31/2006           11,386.28              11,013.95             11,427.51
 4/30/2006           11,527.34              11,133.44             11,576.93
 5/31/2006           11,128.03              10,776.98             11,021.09
 6/30/2006           11,095.24              10,796.05             11,040.97
 7/31/2006           10,962.28              10,785.94             10,867.24
 8/31/2006           11,221.72              11,049.80             10,969.08
 9/30/2006           11,462.68              11,297.15             11,329.12
10/31/2006           11,889.11              11,703.82             11,683.15
11/30/2006           12,170.69              11,958.47             12,013.19
12/31/2006           12,306.79              12,101.68             12,071.28
 1/31/2007           12,575.03              12,332.03             12,425.53
 2/28/2007           12,409.29              12,129.73             12,211.64
 3/31/2007           12,540.09              12,255.98             12,418.85
 4/30/2007           13,027.78              12,745.57             12,826.57
 5/31/2007           13,515.54              13,210.05             13,448.18
 6/30/2007           13,398.51              12,962.65             13,314.50
 7/31/2007           12,969.84              12,520.58             12,873.36
 8/31/2007           13,053.59              12,700.31             12,986.98
 9/30/2007           13,508.52              13,163.33             13,461.55
10/31/2007           13,780.76              13,404.80             13,896.01
11/30/2007           13,161.52              12,801.33             13,307.82
12/31/2007           13,041.43              12,723.86             13,217.34
 1/31/2008           12,309.04              11,952.65             12,298.61
 2/29/2008           11,984.70              11,581.41             11,858.54
 3/31/2008           11,816.05              11,512.79             11,688.69
 4/30/2008           12,409.93              12,088.53             12,360.37
 5/31/2008           12,714.09              12,336.18             12,676.91
 6/30/2008           11,700.41              11,318.19             11,697.98
 7/31/2008           11,529.19              11,227.92             11,489.08
 8/31/2008           11,639.24              11,402.30             11,581.92
 9/30/2008           10,341.45              10,330.21             10,366.34
10/31/2008            8,387.88               8,498.05              8,404.72
11/30/2008            7,655.88               7,827.22              7,621.62
12/31/2008            7,896.84               7,976.96              7,737.94
 1/31/2009            7,338.39               7,307.53              7,161.88
 2/28/2009            6,659.55               6,542.03              6,515.75
 3/31/2009            7,197.36               7,115.07              7,065.67
 4/30/2009            8,129.55               7,863.81              7,862.02
 5/31/2009            8,630.90               8,283.40              8,283.62
 6/30/2009            8,623.15               8,311.62              8,209.46
 7/31/2009            9,338.45               8,958.57              8,874.04
 8/31/2009            9,656.78               9,278.67              9,178.96
 9/30/2009           10,094.81               9,667.41              9,620.64
10/31/2009            9,799.65               9,418.77              9,401.46
11/30/2009           10,334.31               9,953.98              9,949.42
12/31/2009           10,684.48              10,237.64             10,234.91
 1/31/2010           10,291.34               9,868.60              9,834.92
 2/28/2010           10,637.98              10,203.16             10,211.38
 3/31/2010           11,292.37              10,846.23             10,841.91
 4/30/2010           11,512.15              11,080.30             11,030.33
 5/31/2010           10,606.23              10,204.99             10,119.64
 6/30/2010           10,077.57               9,618.32              9,508.10
 7/31/2010           10,729.43              10,286.05             10,270.95
 8/31/2010           10,250.56               9,801.86              9,696.85
 9/30/2010           11,185.88              10,727.32             10,690.06
10/31/2010           11,658.80              11,146.51             11,107.57
11/30/2010           11,701.62              11,210.86             11,123.33
12/31/2010           12,461.20              11,970.83             11,865.39
 1/31/2011           12,759.54              12,232.29             12,118.01

                                   [END CHART]

                     Data from 1/31/01 to 1/31/11.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Fund Shares to the following benchmarks:

o The unmanaged Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category.

o The unmanaged Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

USAA GROWTH & INCOME ADVISER SHARES (Symbol: USGIX)*


--------------------------------------------------------------------------------
                                                                     1/31/11
--------------------------------------------------------------------------------

Net Assets                                                        $6.1 Million
Net Asset Value Per Share                                            $15.34


--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURN AS OF 1/31/11
--------------------------------------------------------------------------------

                            Since Inception 8/01/10**
                                     15.36%


--------------------------------------------------------------------------------
                                EXPENSE RATIO***
--------------------------------------------------------------------------------

  Before Reimbursement    1.51%                   After Reimbursement    1.30%


*The USAA Growth & Income Adviser Shares (Adviser Shares) commenced operations on August 1, 2010, and do not have a full calendar year of performance.

**Total returns for periods of less than one year are not annualized. This return is cumulative.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

***USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE ADVISER SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE ADVISER SHARES' AVERAGE DAILY NET ASSETS. THIS ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE ADVISER SHARES' PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

12  | USAA GROWTH & INCOME FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER MULTI-CAP        RUSSELL 3000       USAA GROWTH & INCOME
                 CORE FUNDS INDEX            INDEX             ADVISER SHARES
 7/31/2010          $10,000.00            $10,000.00            $10,000.00
 8/31/2010            9,553.69              9,529.27              9,242.88
 9/30/2010           10,425.42             10,429.00             10,181.90
10/31/2010           10,866.19             10,836.53             10,572.36
11/30/2010           10,906.09             10,899.09             10,594.88
12/31/2010           11,614.04             11,637.93             11,294.92
 1/31/2011           11,892.10             11,892.12             11,535.56

                                   [END CHART]

                     Data from 7/31/10 to 1/31/11.*

                     See page 11 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth & Income Adviser Shares to the benchmarks:*

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 1/31/2011
                                (% of Net Assets)

Exxon Mobil Corp. ........................................................  2.2%
Cisco Systems, Inc. ......................................................  2.1%
Wells Fargo & Co. ........................................................  1.9%
QUALCOMM, Inc. ...........................................................  1.8%
Apple, Inc. ..............................................................  1.7%
Microsoft Corp. ..........................................................  1.5%
JPMorgan Chase & Co. .....................................................  1.5%
Google, Inc. "A" .........................................................  1.5%
Oracle Corp. .............................................................  1.5%
Visa, Inc. "A" ...........................................................  1.4%

                    o SECTOR ASSET ALLOCATION* -- 1/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

INFORMATION TECHNOLOGY                                                     22.6%
FINANCIALS                                                                 16.8%
CONSUMER DISCRETIONARY                                                     12.7%
HEALTH CARE                                                                12.0%
INDUSTRIALS                                                                11.7%
ENERGY                                                                      9.9%
CONSUMER STAPLES                                                            6.9%
UTILITIES                                                                   2.3%
MATERIALS                                                                   1.5%
TELECOMMUNICATION SERVICES                                                  1.4%
MONEY MARKET INSTRUMENTS                                                    1.3%
EXCHANGE-TRADED FUNDS**                                                     0.7%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

** Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors.

Percentages are of the net assets of the Fund and may not equal 100%.

You will find a complete list of securities that the Fund owns on pages 15-27.

================================================================================

14  | USAA GROWTH & INCOME FUND

================================================================================

PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (98.5%)

             COMMON STOCKS (97.8%)

             CONSUMER DISCRETIONARY (12.7%)
             ------------------------------
             ADVERTISING (0.3%)
    88,460   Omnicom Group, Inc.                                      $    3,970
                                                                      ----------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.2%)
    77,700   Hanesbrands, Inc.*                                            1,789
                                                                      ----------
             APPAREL RETAIL (0.6%)
    52,800   Aeropostale, Inc.*                                            1,273
    53,418   Buckle, Inc.(a)                                               1,910
    65,600   Limited Brands, Inc.                                          1,918
    51,230   TJX Companies, Inc.                                           2,428
                                                                      ----------
                                                                           7,529
                                                                      ----------
             AUTO PARTS & EQUIPMENT (0.5%)
   156,400   Johnson Controls, Inc.                                        6,004
                                                                      ----------
             AUTOMOBILE MANUFACTURERS (0.6%)
   176,425   Ford Motor Co.*                                               2,814
   127,600   General Motors Co.*                                           4,656
                                                                      ----------
                                                                           7,470
                                                                      ----------
             AUTOMOTIVE RETAIL (0.1%)
    20,600   Advance Auto Parts, Inc.                                      1,317
                                                                      ----------
             BROADCASTING (0.3%)
   156,250   CBS Corp. "B"                                                 3,098
                                                                      ----------
             CABLE & SATELLITE (0.7%)
   378,300   Comcast Corp. "A"                                             8,606
                                                                      ----------
             CASINOS & GAMING (0.5%)
   306,500   International Game Technology                                 5,263
                                                                      ----------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
   165,400   GameStop Corp. "A"*(a)                                        3,485
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             DEPARTMENT STORES (0.5%)
    22,160   Kohl's Corp.*                                            $    1,125
   107,135   Nordstrom, Inc.                                               4,412
                                                                      ----------
                                                                           5,537
                                                                      ----------
             EDUCATION SERVICES (0.7%)
    70,000   Apollo Group, Inc. "A"*                                       2,889
    80,465   ITT Educational Services, Inc.*(a)                            5,298
                                                                      ----------
                                                                           8,187
                                                                      ----------
             FOOTWEAR (0.3%)
   141,921   Timberland Co. "A"*                                           3,794
                                                                      ----------
             GENERAL MERCHANDISE STORES (0.2%)
    66,000   Family Dollar Stores, Inc.                                    2,804
                                                                      ----------
             HOME IMPROVEMENT RETAIL (0.8%)
    88,673   Home Depot, Inc.                                              3,260
   265,545   Lowe's Companies, Inc.                                        6,586
                                                                      ----------
                                                                           9,846
                                                                      ----------
             HOTELS, RESORTS, & CRUISE LINES (1.2%)
   258,900   Carnival Corp.                                               11,575
    49,900   Royal Caribbean Cruises Ltd.*                                 2,241
                                                                      ----------
                                                                          13,816
                                                                      ----------
             HOUSEHOLD APPLIANCES (0.6%)
    94,000   Stanley Black & Decker, Inc.                                  6,832
                                                                      ----------
             HOUSEWARES & SPECIALTIES (0.6%)
    97,000   Fortune Brands, Inc.                                          5,983
    51,600   Newell Rubbermaid, Inc.                                         993
                                                                      ----------
                                                                           6,976
                                                                      ----------
             INTERNET RETAIL (2.2%)
    85,759   Amazon.com, Inc.*                                            14,548
   203,294   Blue Nile, Inc.*(a)                                          11,557
                                                                      ----------
                                                                          26,105
                                                                      ----------
             MOVIES & ENTERTAINMENT (1.1%)
    55,300   DreamWorks Animation SKG, Inc. "A"*                           1,552
   200,400   Time Warner, Inc.                                             6,302
   114,600   Viacom, Inc. "B"                                              4,762
                                                                      ----------
                                                                          12,616
                                                                      ----------
             RESTAURANTS (0.3%)
    24,695   McDonald's Corp.                                              1,819
    42,200   Starbucks Corp.                                               1,331
                                                                      ----------
                                                                           3,150
                                                                      ----------

================================================================================

16  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             SPECIALIZED CONSUMER SERVICES (0.1%)
    85,900   Service Corp. International                              $      745
                                                                      ----------
             Total Consumer Discretionary                                148,939
                                                                      ----------
             CONSUMER STAPLES (6.9%)
             -----------------------
             DISTILLERS & VINTNERS (0.2%)
    23,600   Diageo plc ADR                                                1,812
                                                                      ----------
             DRUG RETAIL (0.2%)
    51,600   Walgreen Co.                                                  2,087
                                                                      ----------
             FOOD DISTRIBUTORS (0.1%)
    44,800   Sysco Corp.                                                   1,305
                                                                      ----------
             FOOD RETAIL (0.5%)
   263,000   Kroger Co.                                                    5,628
                                                                      ----------
             HOUSEHOLD PRODUCTS (1.6%)
    50,927   Clorox Co.                                                    3,203
   248,626   Procter & Gamble Co.                                         15,696
                                                                      ----------
                                                                          18,899
                                                                      ----------
             PACKAGED FOODS & MEAT (1.2%)
   371,849   Danone S.A. ADR(a)                                            4,470
    85,400   Kellogg Co.                                                   4,295
   129,597   McCormick & Co., Inc.                                         5,728
                                                                      ----------
                                                                          14,493
                                                                      ----------
             PERSONAL PRODUCTS (0.5%)
   190,600   Avon Products, Inc.(a)                                        5,396
                                                                      ----------
             SOFT DRINKS (1.3%)
    29,824   Coca-Cola Co.                                                 1,874
   174,900   Cott Corp.*                                                   1,406
   185,470   PepsiCo, Inc.                                                11,928
                                                                      ----------
                                                                          15,208
                                                                      ----------
             TOBACCO (1.3%)
    81,800   Altria Group, Inc.                                            1,923
    55,100   Imperial Tobacco Group plc ADR                                3,150
    22,000   Lorillard, Inc.                                               1,656
   122,710   Philip Morris International, Inc.                             7,024
    59,800   Reynolds American, Inc.                                       1,902
                                                                      ----------
                                                                          15,655
                                                                      ----------
             Total Consumer Staples                                       80,483
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             ENERGY (9.9%)
             -------------
             COAL & CONSUMABLE FUELS (0.3%)
    51,990   Peabody Energy Corp.                                     $    3,297
                                                                      ----------
             INTEGRATED OIL & GAS (4.3%)
    52,100   BP plc ADR                                                    2,473
    65,800   ConocoPhillips                                                4,702
   324,075   Exxon Mobil Corp.                                            26,146
    74,400   Hess Corp.                                                    6,259
    73,300   Marathon Oil Corp.                                            3,350
    35,100   Murphy Oil Corp.                                              2,327
    49,200   Occidental Petroleum Corp.                                    4,757
    25,505   Petroleo Brasileiro S.A. ADR                                    937
                                                                      ----------
                                                                          50,951
                                                                      ----------
             OIL & GAS DRILLING (1.5%)
    48,800   Atwood Oceanics, Inc.*                                        1,972
    60,800   ENSCO International plc ADR                                   3,304
   251,180   Noble Corp.                                                   9,608
    83,400   SeaDrill Ltd.                                                 2,765
                                                                      ----------
                                                                          17,649
                                                                      ----------
             OIL & GAS EQUIPMENT & SERVICES (1.4%)
    77,600   Baker Hughes, Inc.                                            5,316
    54,500   Cameron International Corp.*                                  2,905
    89,761   Schlumberger Ltd.                                             7,988
                                                                      ----------
                                                                          16,209
                                                                      ----------
             OIL & GAS EXPLORATION & PRODUCTION (2.1%)
    22,560   Apache Corp.                                                  2,693
    57,400   EOG Resources, Inc.                                           6,107
    61,940   Nexen, Inc.                                                   1,558
   226,118   Ultra Petroleum Corp.*                                       10,792
    24,100   Whiting Petroleum Corp.*                                      3,043
                                                                      ----------
                                                                          24,193
                                                                      ----------
             OIL & GAS STORAGE & TRANSPORTATION (0.3%)
   155,350   Spectra Energy Corp.                                          4,075
                                                                      ----------
             Total Energy                                                116,374
                                                                      ----------
             FINANCIALS (16.8%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (3.3%)
   134,705   Ameriprise Financial, Inc.                                    8,305
   158,600   Bank of New York Mellon Corp.                                 4,953
    32,935   Franklin Resources, Inc.                                      3,974
   170,152   Legg Mason, Inc.                                              5,637

================================================================================

18  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   520,281   SEI Investments Co.                                      $   12,044
    53,600   State Street Corp.                                            2,504
    43,600   Waddell & Reed Financial, Inc. "A"                            1,575
                                                                      ----------
                                                                          38,992
                                                                      ----------
             CONSUMER FINANCE (1.8%)
   197,332   American Express Co.                                          8,560
   129,900   Capital One Financial Corp.                                   6,256
   121,800   Discover Financial Services                                   2,508
   299,600   SLM Corp.*                                                    4,317
                                                                      ----------
                                                                          21,641
                                                                      ----------
             DIVERSIFIED BANKS (2.6%)
    74,300   Itau Unibanco Banco Multiplo S.A. GDR                         1,597
   230,800   U.S. Bancorp                                                  6,232
   690,240   Wells Fargo & Co.                                            22,378
                                                                      ----------
                                                                          30,207
                                                                      ----------
             DIVERSIFIED CAPITAL MARKETS (0.3%)
   211,470   UBS AG*(a)                                                    3,798
                                                                      ----------
             INSURANCE BROKERS (0.2%)
    78,400   Willis Group Holdings Ltd. plc                                2,946
                                                                      ----------
             INVESTMENT BANKING & BROKERAGE (1.2%)
    55,170   Goldman Sachs Group, Inc.                                     9,027
   157,100   Morgan Stanley                                                4,619
                                                                      ----------
                                                                          13,646
                                                                      ----------
             LIFE & HEALTH INSURANCE (1.7%)
   157,500   AFLAC, Inc.                                                   9,069
   147,000   MetLife, Inc.                                                 6,728
   112,200   Principal Financial Group, Inc.                               3,677
                                                                      ----------
                                                                          19,474
                                                                      ----------
             MULTI-LINE INSURANCE (0.4%)
   182,250   Hartford Financial Services Group, Inc.                       5,063
                                                                      ----------
             OTHER DIVERSIFIED FINANCIAL SERVICES (2.8%)
   312,235   Bank of America Corp.                                         4,287
 2,182,600   Citigroup, Inc.*                                             10,520
   400,285   JPMorgan Chase & Co.                                         17,989
                                                                      ----------
                                                                          32,796
                                                                      ----------
             PROPERTY & CASUALTY INSURANCE (0.7%)
     3,800   Allstate Corp.                                                  118
   302,192   Assured Guaranty Ltd.                                         4,370
    27,400   AXIS Capital Holdings Ltd.                                      975

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
    17,200   Chubb Corp.                                              $      997
    90,980   XL Group plc                                                  2,085
                                                                      ----------
                                                                           8,545
                                                                      ----------
             REGIONAL BANKS (0.7%)
   203,100   Fifth Third Bancorp                                           3,020
    90,300   PNC Financial Services Group, Inc.                            5,418
                                                                      ----------
                                                                           8,438
                                                                      ----------
             REITs - MORTGAGE (0.2%)
   107,700   Annaly Capital Management, Inc.                               1,920
                                                                      ----------
             SPECIALIZED FINANCE (0.7%)
   246,140   MSCI, Inc. "A"*                                               8,425
                                                                      ----------
             THRIFTS & MORTGAGE FINANCE (0.2%)
   104,900   New York Community Bancorp, Inc.                              1,922
                                                                      ----------
             Total Financials                                            197,813
                                                                      ----------
             HEALTH CARE (12.0%)
             -------------------
             BIOTECHNOLOGY (2.2%)
    45,000   Acorda Therapeutics, Inc.*                                      988
    28,400   Alexion Pharmaceuticals, Inc.*                                2,380
   220,645   Amgen, Inc.*                                                 12,153
    70,100   Amylin Pharmaceuticals, Inc.*(a)                              1,134
    55,825   Biogen Idec, Inc.*                                            3,655
    41,700   Genzyme Corp.*                                                3,059
    34,600   Gilead Sciences, Inc.*                                        1,328
    17,000   Pharmasset, Inc.*                                               824
                                                                      ----------
                                                                          25,521
                                                                      ----------
             HEALTH CARE DISTRIBUTORS (0.2%)
    49,800   Cardinal Health, Inc.                                         2,067
                                                                      ----------
             HEALTH CARE EQUIPMENT (3.1%)
   120,400   Baxter International, Inc.                                    5,838
   272,300   Boston Scientific Corp.*                                      1,901
   172,900   Covidien plc                                                  8,207
   266,583   Medtronic, Inc.                                              10,215
    79,280   St. Jude Medical, Inc.*                                       3,211
   123,678   Zimmer Holdings, Inc.*                                        7,317
                                                                      ----------
                                                                          36,689
                                                                      ----------
             HEALTH CARE SERVICES (0.3%)
    90,400   Omnicare, Inc.                                                2,343
    17,500   Quest Diagnostics, Inc.                                         997
                                                                      ----------
                                                                           3,340
                                                                      ----------

================================================================================

20  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             LIFE SCIENCES TOOLS & SERVICES (0.3%)
     6,400   Bio-Rad Laboratories, Inc. "A"*                          $      697
    20,400   Thermo Fisher Scientific, Inc.*                               1,168
    26,100   Waters Corp.*                                                 1,994
                                                                      ----------
                                                                           3,859
                                                                      ----------
             MANAGED HEALTH CARE (2.0%)
    55,300   CIGNA Corp.                                                   2,324
   111,200   Coventry Health Care, Inc.*                                   3,333
    38,100   Humana, Inc.*                                                 2,209
   302,025   UnitedHealth Group, Inc.                                     12,398
    57,428   WellPoint, Inc.*                                              3,567
                                                                      ----------
                                                                          23,831
                                                                      ----------
             PHARMACEUTICALS (3.9%)
    78,300   Allergan, Inc.                                                5,529
   101,400   Bristol-Myers Squibb Co.                                      2,553
   171,800   Johnson & Johnson                                            10,269
   305,379   Merck & Co., Inc.                                            10,129
   123,417   Novartis AG ADR                                               6,894
   282,916   Pfizer, Inc.                                                  5,155
    99,405   Teva Pharmaceutical Industries Ltd. ADR                       5,432
                                                                      ----------
                                                                          45,961
                                                                      ----------
             Total Health Care                                           141,268
                                                                      ----------
             INDUSTRIALS (11.7%)
             -------------------
             AEROSPACE & DEFENSE (2.8%)
    12,285   Boeing Co.                                                      854
   114,000   General Dynamics Corp.                                        8,596
    29,100   Goodrich Corp.                                                2,637
   127,965   Honeywell International, Inc.                                 7,167
    15,900   ITT Corp.                                                       937
    38,100   L-3 Communications Holdings, Inc.                             2,981
    32,460   Precision Castparts Corp.                                     4,641
   103,000   Raytheon Co.                                                  5,149
                                                                      ----------
                                                                          32,962
                                                                      ----------
             AIR FREIGHT & LOGISTICS (2.4%)
   239,627   Expeditors International of Washington, Inc.                 12,142
    62,300   FedEx Corp.                                                   5,627
   142,411   United Parcel Service, Inc. "B"                              10,199
                                                                      ----------
                                                                          27,968
                                                                      ----------
             AIRLINES (0.3%)
   281,300   Southwest Airlines Co.                                        3,333
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING (0.2%)
    27,975   Fluor Corp.                                              $    1,936
                                                                      ----------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.5%)
    22,800   Joy Global, Inc.                                              1,988
    26,700   Navistar International Corp.*                                 1,731
    35,750   PACCAR, Inc.                                                  2,020
                                                                      ----------
                                                                           5,739
                                                                      ----------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    31,490   Belden, Inc.                                                  1,095
    29,800   Cooper Industries plc                                         1,825
    41,600   Emerson Electric Co.                                          2,449
                                                                      ----------
                                                                           5,369
                                                                      ----------
             INDUSTRIAL CONGLOMERATES (0.5%)
   319,930   General Electric Co.                                          6,443
                                                                      ----------
             INDUSTRIAL MACHINERY (2.8%)
   108,100   Dover Corp.                                                   6,929
    26,400   Eaton Corp.                                                   2,850
    42,815   Flowserve Corp.                                               5,351
   212,200   Illinois Tool Works, Inc.                                    11,351
    30,575   Ingersoll-Rand plc                                            1,443
    63,500   Pall Corp.                                                    3,519
    20,000   SPX Corp.                                                     1,568
                                                                      ----------
                                                                          33,011
                                                                      ----------
             RESEARCH & CONSULTING SERVICES (0.9%)
    47,876   CoStar Group, Inc.*                                           2,694
    17,900   Dun & Bradstreet Corp.                                        1,521
    70,574   Nielsen Holdings N.V.*                                        1,840
   122,856   Verisk Analytics, Inc. "A"*                                   4,156
                                                                      ----------
                                                                          10,211
                                                                      ----------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
    61,300   WESCO International, Inc.*                                    3,436
                                                                      ----------
             TRUCKING (0.6%)
   236,700   Hertz Global Holdings, Inc.*                                  3,482
    80,300   Ryder System, Inc.                                            3,861
                                                                      ----------
                                                                           7,343
                                                                      ----------
             Total Industrials                                           137,751
                                                                      ----------

================================================================================

22  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             INFORMATION TECHNOLOGY (22.6%)
             ------------------------------
             APPLICATION SOFTWARE (2.4%)
   250,200   Adobe Systems, Inc.*                                     $    8,269
   120,200   Autodesk, Inc.*                                               4,890
   124,800   FactSet Research Systems, Inc.                               12,580
    64,200   JDA Software Group, Inc.*                                     1,937
                                                                      ----------
                                                                          27,676
                                                                      ----------
             COMMUNICATIONS EQUIPMENT (3.9%)
 1,143,098   Cisco Systems, Inc.*                                         24,176
    28,200   JDS Uniphase Corp.*                                             479
   390,341   QUALCOMM, Inc.                                               21,129
                                                                      ----------
                                                                          45,784
                                                                      ----------
             COMPUTER HARDWARE (2.9%)
    59,065   Apple, Inc.*                                                 20,042
   297,180   Hewlett-Packard Co.                                          13,578
                                                                      ----------
                                                                          33,620
                                                                      ----------
             COMPUTER STORAGE & PERIPHERALS (0.8%)
   175,595   EMC Corp.*                                                    4,371
    31,600   NetApp, Inc.*                                                 1,729
   249,400   Seagate Technology plc*                                       3,492
                                                                      ----------
                                                                           9,592
                                                                      ----------
             DATA PROCESSING & OUTSOURCED SERVICES (2.6%)
    53,000   Alliance Data Systems Corp.*(a)                               3,749
    59,707   Automatic Data Processing, Inc.                               2,860
    39,900   Computer Sciences Corp.                                       2,126
    43,700   Global Payments, Inc.                                         2,064
   235,572   Visa, Inc. "A"                                               16,455
   192,400   Western Union Co.                                             3,902
                                                                      ----------
                                                                          31,156
                                                                      ----------
             ELECTRONIC COMPONENTS (0.1%)
    52,120   Corning, Inc.                                                 1,157
                                                                      ----------
             ELECTRONIC MANUFACTURING SERVICES (0.2%)
   106,500   Molex, Inc.(a)                                                2,785
                                                                      ----------
             INTERNET SOFTWARE & SERVICES (2.2%)
    78,705   eBay, Inc.*                                                   2,389
    29,670   Google, Inc. "A"*                                            17,813
   112,404   VistaPrint N.V.*                                              5,692
                                                                      ----------
                                                                          25,894
                                                                      ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             IT CONSULTING & OTHER SERVICES (0.5%)
    33,770   International Business Machines Corp.                    $    5,471
                                                                      ----------
             OFFICE ELECTRONICS (0.2%)
   173,600   Xerox Corp.                                                   1,844
                                                                      ----------
             SEMICONDUCTOR EQUIPMENT (0.5%)
   279,600   Applied Materials, Inc.                                       4,387
    61,933   Teradyne, Inc.*                                               1,033
                                                                      ----------
                                                                           5,420
                                                                      ----------
             SEMICONDUCTORS (2.9%)
   125,184   Altera Corp.                                                  4,703
   129,095   Analog Devices, Inc.                                          5,013
   102,900   Broadcom Corp. "A"                                            4,640
   117,600   Intel Corp.                                                   2,524
   215,900   Intersil Corp. "A"                                            3,264
    96,214   Linear Technology Corp.                                       3,347
   168,900   Marvell Technology Group Ltd.*                                3,211
    62,800   Microchip Technology, Inc.(a)                                 2,290
   242,000   National Semiconductor Corp.                                  3,669
    52,100   Texas Instruments, Inc.                                       1,767
                                                                      ----------
                                                                          34,428
                                                                      ----------
             SYSTEMS SOFTWARE (3.4%)
   656,567   Microsoft Corp.                                              18,203
   549,012   Oracle Corp.                                                 17,585
   252,500   Symantec Corp.*                                               4,447
                                                                      ----------
                                                                          40,235
                                                                      ----------
             Total Information Technology                                265,062
                                                                      ----------
             MATERIALS (1.5%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
    98,700   Celanese Corp. "A"                                            4,095
                                                                      ----------
             DIVERSIFIED CHEMICALS (0.2%)
    50,900   E.I. du Pont de Nemours & Co.                                 2,579
                                                                      ----------
             DIVERSIFIED METALS & MINING (0.5%)
    23,060   Freeport-McMoRan Copper & Gold, Inc.                          2,508
    42,515   Rio Tinto plc ADR                                             2,954
                                                                      ----------
                                                                           5,462
                                                                      ----------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    21,200   Agrium, Inc.                                                  1,874
    11,115   Mosaic Co.                                                      901
                                                                      ----------
                                                                           2,775
                                                                      ----------

================================================================================

24  | USAA GROWTH & INCOME FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             GOLD (0.1%)
    29,300   Barrick Gold Corp.                                       $    1,392
                                                                      ----------
             STEEL (0.2%)
     8,900   Allegheny Technologies, Inc.                                    580
    70,200   Steel Dynamics, Inc.                                          1,278
                                                                      ----------
                                                                           1,858
                                                                      ----------
             Total Materials                                              18,161
                                                                      ----------
             TELECOMMUNICATION SERVICES (1.4%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
   434,240   AT&T, Inc.                                                   11,950
    69,900   Verizon Communications, Inc.                                  2,490
                                                                      ----------
                                                                          14,440
                                                                      ----------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    57,900   Vodafone Group plc                                            1,642
             Total Telecommunication Services                             16,082
                                                                      ----------
             UTILITIES (2.3%)
             ----------------
             ELECTRIC UTILITIES (1.6%)
   192,400   American Electric Power Co., Inc.                             6,865
    26,800   Entergy Corp.                                                 1,934
   103,600   FirstEnergy Corp.(a)                                          4,053
    84,180   NextEra Energy, Inc.                                          4,500
    45,700   Pinnacle West Capital Corp.                                   1,861
                                                                      ----------
                                                                          19,213
                                                                      ----------
             GAS UTILITIES (0.1%)
    17,100   ONEOK, Inc.                                                   1,007
                                                                      ----------
             MULTI-UTILITIES (0.6%)
   132,000   CenterPoint Energy, Inc.                                      2,132
    35,600   Dominion Resources, Inc.                                      1,550
    75,100   MDU Resources Group, Inc.                                     1,594
    84,300   Xcel Energy, Inc.                                             1,987
                                                                      ----------
                                                                           7,263
                                                                      ----------
             Total Utilities                                              27,483
                                                                      ----------
             Total Common Stocks (cost: $944,205)                      1,149,416
                                                                      ----------

             EXCHANGE-TRADED FUNDS (0.7%)
    27,900   MidCap SPDR Trust Series 1(a)                                 4,683
    25,000   SPDR Trust Series 1                                           3,217
                                                                      ----------
             Total Exchange-Traded Funds (cost: $6,733)                    7,900
                                                                      ----------
             Total Equity Securities (cost: $950,938)                  1,157,316
                                                                      ----------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             MONEY MARKET INSTRUMENTS (1.3%)

             MONEY MARKET FUNDS (1.3%)
15,283,019   State Street Institutional Liquid Reserve
               Fund, 0.18%(b) (cost: $15,283)                         $   15,283
                                                                      ----------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (3.2%)

             MONEY MARKET FUNDS (1.8%)
 5,402,409   Blackrock Liquidity Funds TempFund
               Portfolio, 0.17%(b)                                         5,402
15,672,534   Fidelity Institutional Money Market
               Portfolio, 0.21%(b)                                        15,673
                                                                      ----------
             Total Money Market Funds                                     21,075
                                                                      ----------

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (1.4%)
   $11,430   Credit Suisse First Boston, LLC, 0.21%,
               acquired on 1/31/2011 and due 2/01/2011 at
               $11,430 (collateralized by $11,915 of Fannie Mae(c),
               1.63%, due 10/26/2015; market value $11,659)               11,430
     5,632   Deutsche Bank Securities, Inc., 0.21%,
               acquired on 1/31/2011 and due 2/01/2011 at
               $5,632 (collateralized by $5,989 of Freddie Mac(c),
               3.15%, due 10/28/2020; market value $5,745)                 5,632
                                                                      ----------
             Total Repurchase Agreements                                  17,062
                                                                      ----------
             Total Short-Term Investments Purchased With Cash
               Collateral From Securities Loaned (cost: $38,137)          38,137
                                                                      ----------

             TOTAL INVESTMENTS (COST: $1,004,358)                     $1,210,736
                                                                      ==========

================================================================================

26  | USAA GROWTH & INCOME FUND

================================================================================

----------------------------------------------------------------------------------------------------
($ IN 000s)                                             VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS         TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                          $1,149,416            $      -             $-    $1,149,416
  Exchange-Traded Funds                       7,900                   -              -         7,900

Money Market Instruments:
  Money Market Funds                         15,283                   -              -        15,283

Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                         21,075                    -             -        21,075
  Repurchase Agreements                           -               17,062             -        17,062
----------------------------------------------------------------------------------------------------
TOTAL                                    $1,193,674              $17,062            $-    $1,210,736
----------------------------------------------------------------------------------------------------

For the six-month period ended January 31, 2011, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o  PORTFOLIO DESCRIPTION ABBREVIATIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT  Real estate investment trust

   SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for

================================================================================

28  | USAA GROWTH & INCOME FUND

================================================================================

         the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of January 31, 2011.

   (b) Rate represents the money market fund annualized seven-day yield at January 31, 2011.

   (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

    *  Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $37,222) (cost of $1,004,358)                                 $1,210,736
   Cash                                                                               166
   Receivables:
      Capital shares sold                                                             697
      USAA Investment Management Company (Note 7D)                                      9
      Dividends and interest                                                          872
      Securities sold                                                               7,157
      Other                                                                            17
                                                                               ----------
         Total assets                                                           1,219,654
                                                                               ----------
LIABILITIES
   Payables:
      Upon return of securities loaned                                             38,137
      Securities purchased                                                          4,613
      Capital shares redeemed                                                         934
   Accrued management fees                                                            561
   Accrued transfer agent's fees                                                       45
   Other accrued expenses and payables                                                112
                                                                               ----------
         Total liabilities                                                         44,402
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,175,252
                                                                               ==========
NET ASSETS CONSIST OF:
   Paid-in capital                                                             $1,255,691
   Overdistribution of net investment income                                          (18)
   Accumulated net realized loss on investments                                  (286,799)
   Net unrealized appreciation of investments                                     206,378
                                                                               ----------
            Net assets applicable to capital shares outstanding                $1,175,252
                                                                               ==========
   Net asset value, redemption price, and offering price per share:
      Fund Shares (net assets of $1,169,151/76,160 shares outstanding)         $    15.35
                                                                               ==========
      Adviser Shares (net assets of $6,101/398 shares outstanding)             $    15.34
                                                                               ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA GROWTH & INCOME FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $2)                      $  9,179
   Interest                                                                   31
   Securities lending (net)                                                  107
                                                                        --------
      Total income                                                         9,317
                                                                        --------
EXPENSES
   Management fees                                                         3,061
   Administration and servicing fees:
      Fund Shares                                                            816
      Adviser Shares                                                           4
   Transfer agent's fees:
      Fund Shares                                                          1,319
   Distribution and service fees (Note 7F):
      Adviser Shares                                                           6
   Custody and accounting fees:
      Fund Shares                                                            106
   Postage:
      Fund Shares                                                             69
   Shareholder reporting fees:
      Fund Shares                                                             29
   Trustees' fees                                                              5
   Registration fees:
      Fund Shares                                                             22
      Adviser Shares                                                          15
   Professional fees                                                          56
   Other                                                                      11
                                                                        --------
         Total expenses                                                    5,519
   Expenses reimbursed:
      Adviser Shares                                                          (9)
                                                                        --------
         Net expenses                                                      5,510
                                                                        --------
NET INVESTMENT INCOME                                                      3,807
                                                                        --------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                      12,610
   Change in net unrealized appreciation/depreciation                    162,656
                                                                        --------
         Net realized and unrealized gain                                175,266
                                                                        --------
   Increase in net assets resulting from operations                     $179,073
                                                                        ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Six-month period ended January 31, 2011 (unaudited), and year ended
July 31, 2010

--------------------------------------------------------------------------------

                                                                       1/31/2011       7/31/2010
------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                              $    3,807      $    6,151
   Net realized gain on investments                                       12,610          72,632
   Change in net unrealized appreciation/depreciation
      of investments                                                     162,656          65,758
                                                                      --------------------------
      Increase in net assets resulting from operations                   179,073         144,541
                                                                      --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
      Fund Shares                                                         (4,191)         (6.082)
      Adviser Shares*                                                        (18)              -
                                                                      --------------------------
      Distributions to shareholders                                       (4,209)         (6,082)
                                                                      --------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                           (35,848)        (34,352)
   Adviser Shares*                                                         5,003               -
                                                                      --------------------------
      Total net decrease in net assets from capital
         share transactions                                              (30,845)        (34,352)
                                                                      --------------------------
   Net increase in net assets                                            144,019         104,107
                                                                      --------------------------
NET ASSETS
   Beginning of period                                                 1,031,233         927,126
                                                                      --------------------------
   End of period                                                      $1,175,252      $1,031,233
                                                                      ==========================
Accumulated undistributed (overdistribution of) net
   investment income:
   End of period                                                      $      (18)     $      380
                                                                      ==========================

*Adviser shares were initiated on August 1, 2010.

See accompanying notes to financial statements.

================================================================================

32  | USAA GROWTH & INCOME FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this semiannual report pertains only to the USAA Growth & Income Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objectives are capital growth and, secondarily, current income.

The Fund has two classes of shares: Growth & Income Fund Shares (Fund Shares) and, effective August 1, 2010, Growth & Income Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign

================================================================================

34  | USAA GROWTH & INCOME FUND

================================================================================

        securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the

================================================================================

36  | USAA GROWTH & INCOME FUND

================================================================================

    identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received.
    At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the six-month period ended January 31, 2011, the Fund did not incur any brokerage commission recapture credits or custodian and other bank credits.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles

================================================================================

38  | USAA GROWTH & INCOME FUND

================================================================================

    requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the six-month period ended January 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 2.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the six-month period ended January 31, 2011.

(3) DISTRIBUTIONS

The tax basis of distributions and accumulated undistributed net investment income will be determined based upon the Fund's tax year-end of July 31, 2011, in accordance with applicable tax law.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $283,377,000, for federal income tax purposes,

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

which, if not offset by subsequent capital gains, will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

          CAPITAL LOSS CARRYOVERS
-------------------------------------------
 EXPIRES                          BALANCE
---------                      ------------
  2017                         $117,708,000
  2018                          165,669,000
                               ------------
                   Total       $283,377,000
                               ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the six-month period, ended January 31, 2011, the Fund did not incur any income tax, interest, or penalties. As of January 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax year ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2011, were $260,078,000 and $296,789,000, respectively.

As of January 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was approximately the same as that reported in the financial statements.

================================================================================

40  | USAA GROWTH & INCOME FUND

================================================================================

Gross unrealized appreciation and depreciation of investments as of January 31, 2011, were $218,561,000 and $12,183,000, respectively, resulting in net unrealized appreciation of $206,378,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the six-month period ended January 31, 2011, the Fund received securities-lending income of $107,000, which is net of the 20% income retained by ClearLend. As of January 31, 2011, the Fund loaned securities having a fair market value of approximately $37,222,000 and received cash collateral of $38,137,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments, and less than $500 remained in cash.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(6) CAPITAL SHARE TRANSACTIONS

At January 31, 2011, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for all classes were as follows, in thousands:

                                                                   SIX-MONTH
                                                                  PERIOD ENDED              YEAR ENDED
                                                                   1/31/2011                 7/31/2010
-------------------------------------------------------------------------------------------------------------
                                                            SHARES         AMOUNT      SHARES        AMOUNT
                                                            -------------------------------------------------
FUND SHARES:
Shares sold                                                  5,137       $  73,570       9,397      $ 121,726
Shares issued from reinvested dividends                        285           4,118         461          5,976
Shares redeemed                                             (8,232)       (113,536)    (12,552)      (162,054)
                                                            -------------------------------------------------
Net decrease from capital share transactions                (2,810)      $ (35,848)     (2,694)     $ (34,352)
                                                            =================================================
ADVISER SHARES (INITIATED ON AUGUST 1, 2010):
Shares sold                                                    398       $   5,003           -      $       -
Shares issued from reinvested dividends                          -               -           -              -
Shares redeemed                                                  -               -           -              -
                                                            -------------------------------------------------
Net increase from capital share transactions                   398       $   5,003           -      $       -
                                                            =================================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's

================================================================================

42  | USAA GROWTH & INCOME FUND

================================================================================

    Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The base fee is accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Multi-Cap Core Funds Index over the performance period. The Lipper Multi-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Multi-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the six-month period ended January 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $3,061,000, which included a performance adjustment for the Fund Shares and Adviser Shares of $(218,000) and less than $(500), respectively. For the Fund Shares and Adviser Shares, the performance adjustments were (0.04)% and less than (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Wellington Management Company, LLP (Wellington Management), Loomis, Sayles & Company, L.P. (Loomis Sayles), Barrow, Hanley, Mewhinney & Strauss, LLC (BHMS), and UBS Global Asset Management (Americas) Inc. (UBS), under which Wellington Management, Loomis Sayles, BHMS, and UBS direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Wellington Management a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Wellington Management manages. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to Wellington Management, of $244,000.

    The Manager (not the Fund) pays Loomis Sayles a subadvisory fee in an annual amount of 0.20% of the portion of the Fund's average net assets that Loomis Sayles manages. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to Loomis Sayles, of $238,000.

================================================================================

44  | USAA GROWTH & INCOME FUND

================================================================================

    The Manager (not the Fund) pays BHMS a subadvisory fee based on the aggregate net assets that BHMS manages in the USAA Value Fund and the USAA Growth & Income Fund combined, in an annual amount of 0.75% of the first $15 million of assets, 0.55% on assets over $15 million and up to $25 million, 0.45% on assets over $25 million and up to $100 million, 0.35% on assets over $100 million and up to $200 million, 0.25% on assets over $200 million and up to $1 billion, and 0.15% on assets over $1 billion. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to BHMS, of $316,000.

    The Manager (not the Fund) pays UBS a subadvisory fee in the annual amount of 0.20% of the portion of the Fund's average net assets that UBS manages. For the six-month period ended January 31, 2011, the Manager incurred subadvisory fees, paid or payable to UBS, of $398,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets for both the Fund Shares and Adviser Shares. For the six-month period ended January 31, 2011, the Fund Shares and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $816,000 and $4,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the six-month period ended January 31, 2011, the Fund reimbursed the Manager $17,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Adviser Shares to 1.30% of

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the six-month period ended January 31, 2011, the Adviser Shares incurred reimbursable expenses of $9,000, which was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. Each class also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the six-month period ended January 31, 2011, the Fund Shares and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $1,319,000 and less than $500, respectively.

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to the Manager (the distributor) for distribution and shareholder services. The distributor pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average daily net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the six-month period ended January 31, 2011, the Adviser Shares incurred distribution and service (12b-1) fees of $6,000.

G. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

================================================================================

46  | USAA GROWTH & INCOME FUND

================================================================================

(8) TRANSACTIONS WITH AFFILIATES

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At January 31, 2011, USAA and its affiliates owned 398,000 shares, which represent 100% of the Adviser Shares and 0.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                              SIX-MONTH
                                            PERIOD ENDED
                                             JANUARY 31,                         YEAR ENDED JULY 31,
                                           -------------------------------------------------------------------------------
                                                 2011            2010       2009         2008         2007            2006
                                           -------------------------------------------------------------------------------
Net asset value at beginning of period     $    13.06      $    11.35   $  14.86   $    19.26   $    18.14      $    19.16
                                           -------------------------------------------------------------------------------
Income (loss) from investment operations:
 Net investment income                            .05             .08        .11          .12          .13             .10
 Net realized and unrealized gain (loss)         2.30            1.71      (3.51)       (1.80)        3.08             .16
                                           -------------------------------------------------------------------------------
Total from investment operations                 2.35            1.79      (3.40)       (1.68)        3.21             .26
                                           -------------------------------------------------------------------------------
Less distributions from:
 Net investment income                           (.06)           (.08)      (.11)        (.11)        (.13)           (.10)
                                           -------------------------------------------------------------------------------
 Realized capital gains                             -               -          -        (2.61)       (1.96)          (1.18)
                                           -------------------------------------------------------------------------------
Total distributions                              (.06)           (.08)      (.11)       (2.72)       (2.09)          (1.28)
                                           -------------------------------------------------------------------------------
Net asset value at end of period           $    15.35      $    13.06   $  11.35   $    14.86   $    19.26      $    18.14
                                           ===============================================================================
Total return (%)*                               17.98           15.74(b)  (22.81)      (10.69)       18.46(a)         1.22

Net assets at end of period (000)          $1,169,151      $1,031,233   $927,126   $1,292,943   $1,531,563      $1,376,986
Ratios to average net assets:**
 Expenses (%)(c)                                 1.01(d)         1.04(b)    1.12         1.00          .99(a)         1.01
 Net investment income (%)                        .70(d)          .60        .99          .74          .57             .59
Portfolio turnover (%)                             25              91        100           83          119             179

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period.
    Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were $1,080,451,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(b) During the year ended July 31, 2010, SAS reimbursed the Fund $167,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund's total return was less than 0.01%. The reimbursement decreased the Fund's expense ratios by 0.02%. This decrease is excluded from the expense ratios above.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund
    Shares' expenses paid indirectly decreased the expense ratios as follows:
                                                 (.00)(+)        (.00%)(+)  (.01%)       (.01%)       (.01%)          (.02%)
    (+) Represents less than 0.01% of average net assets.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

48  | USAA GROWTH & INCOME FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout the period is as follows:

                                                                 PERIOD ENDED
                                                             JANUARY 31, 2011***
                                                             -------------------
Net asset value at beginning of period                            $13.34
                                                                  ------
Income from investment operations:
 Net investment income                                               .02
 Net realized and unrealized gain                                   2.03
                                                                  ------
Total from investment operations                                    2.05
                                                                  ------
Less distributions from:
 Net investment income                                              (.05)
                                                                  ------
Net asset value at end of period                                  $15.34
                                                                  ======
Total return (%)*                                                  15.36
Net assets at end of period (000)                                 $6,101
Ratios to average net assets:**(a)
 Expenses (%)(b)                                                    1.30
 Expenses, excluding reimbursements (%)(b)                          1.66
 Net investment income (%)                                           .30
Portfolio turnover (%)                                                25

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the six-month period ended January 31, 2011, average net assets were
    $5,083,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.

===============================================================================

                                            NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

EXPENSE EXAMPLE

January 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of August 1, 2010, through January 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this

================================================================================

50  | USAA GROWTH & INCOME FUND

================================================================================

information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                       EXPENSES PAID
                                          BEGINNING                ENDING              DURING PERIOD**
                                        ACCOUNT VALUE          ACCOUNT VALUE         AUGUST 1, 2010* -
                                        AUGUST 1, 2010*       JANUARY 31, 2011        JANUARY 31, 2011
                                       ---------------------------------------------------------------
FUND SHARES
Actual                                     $1,000.00               $1,179.84                 $5.55

Hypothetical
 (5% return before expenses)                1,000.00                1,020.11                  5.14

ADVISER SHARES*
Actual                                      1,000.00                1,153.60                  6.98

Hypothetical
 (5% return before expenses)                1,000.00                1,018.45                  6.54

* For Adviser Shares the beginning of the period was the initiation date of August 1, 2010.
**Expenses are equal to the Fund's annualized expense ratio of 1.01% for Fund
  Shares and 1.30% for Adviser Shares, which are net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days for Fund Shares (to reflect the one-half-year period) or 182/365 for Adviser Shares (to reflect the number of days expenses were accrued). The Fund's ending account value on the first line in the table are based on its actual total return of 17.98% for Fund Shares and 15.36% for Adviser Shares for the period of August 1, 2010, through January 31, 2011.

================================================================================

                                                           EXPENSE EXAMPLE |  51

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT usaa.com                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------
Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   At USAA.COM click: MY DOCUMENTS
   Set preferences to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA       WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   23432-0311                                (C)2011, USAA. All rights reserved.



ITEM 2.  CODE OF ETHICS.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE.  This item must be disclosed only in annual reports.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR/S was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considered by the Funds' Board in approving the Funds' advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). NOT APPLICABLE.  This item must be disclosed only in annual reports.

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended January 31, 2011

By:*     CHRISTOPHER P. LAIA
         -----------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    March 25, 2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    March 28, 2011
         ------------------------------


By:*     ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    March 28, 2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.